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                                                                   EXHIBIT 10.61

                                  MATTEL,INC.
                       NOTICE OF GRANT OF STOCK OPTIONS
                              AND GRANT AGREEMENT



[Name of Optionee]
__________________________
[Address of Optionee]
__________________________
[City, State and Zip Code]
__________________________


You have been granted options to buy Mattel, Inc. Common Stock as follows:

    Non-Qualified Stock Option Grant No.    _________
    Date of Grant                           02/10/94
    Stock Option Plan                       1990
    Option Price per Share                  $24.62500
    Total Number of Shares Granted          _________
    Total Price of Shares Granted           $________


By your signature and Mattel, Inc.'s signature below, you and Mattel, Inc. agree that these options are granted under and governed by the terms and conditions of the stock option agreement referenced in the "Grant Agreement," which agreement is attached and made a part of this document.


    IMPORTANT:  READ THE GRANT AGREEMENT AND INDICATE YOUR:



_______________________             ______________________
Full Legal Name (print)             Social Security Number

Current Address:
                  ________________________________________

                  ________________________________________



MATTEL, INC.


By:
   _________________________


____________________________
Optionee